ADVANCED SERIES TRUST

Supplement dated October 6, 2014 to the Currently Effective

Statement of Additional Information,

as amended and supplemented, of the Trust

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The Boards of Trustees recently appointed Jessica M. Bibliowicz as a new board member. To reflect the appointment of the new board member, Part I of the Trust’s Statement of Additional Information (SAI) under the section of the SAI entitled “Information About Trustees and Officers” is hereby revised to include the following biographical and other information about Ms. Bibliowicz in the table of Independent Trustees:

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Jessica M. Bibliowicz (54) Trustee/Director Portfolios Overseen: 98	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2013) of Realogy Holdings Corp.(residential real estate services); the Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).

To further reflect these changes, Part I of theTrust’s SAI under the section of the SAI entitled “Leadership Structure and Qualifications of Board of Trustees” is hereby revised by adding the following information to the end of the fourth paragraph in that section:

Since September 2013, Ms. Bibliowicz has served as senior advisor of Bridge Growth Partners, a private equity firm focusing on investments in the technology and financial services sectors. From April 1999 to May 2013, she served as Chief Executive Officer of National Financial Partners Corporation (NFP), a publicly traded company, and as Chairman of the Board from June 2003 until July 2013, when a private equity sponsor acquired the company.

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To further reflect these changes, Part I of each Fund’ SAI under the section of the SAI entitled “Share Ownership” is hereby revised by replacing the existing table of trustee share ownership with the following new table which includes information pertaining to the new board members:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	None
Kay Ryan Booth	None	None
Timothy S. Cronin	None	$50,001-$100,000
Bruce W. Ferris	None	None
Robert F. Gunia	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	AST T. Rowe Price Asset Allocation Portfolio - $50,001 - $100,000
AST FI Pyramis® Quantitative Portfolio - $10,001 - $50,000
AST Advanced Strategies Portfolio - $10,001 - $50,000
AST RCM World Trends Portfolio - $10,001 - $50,000
	AST Investment Grade Bond Portfolio - $1 - $10,000	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
Robert F. O’Donnell	None	None

 *“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by Prudential Investments LLC and /or AST Investment Services, Inc.

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